Item G.1.b.iv  DWS Strategic Municipal Income Trust (the “Fund”)

Based on a review of reports filed by the Fund’s directors and executive officers, the investment advisor, officers and directors of the investment advisor, affiliated persons of the investment advisor and beneficial holders of 10% or more of the Fund’s outstanding shares, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended November 30, 2021 were timely, except that Catherine Schrand, Christian Rijs, and Helen Delman each filed a Form 3 late. These filings related solely to Ms. Schrand, Mr. Rijs, and Ms. Delman’s designations as Reporting Persons and did not relate to any transactions in the Fund. Ms. Schrand, Mr. Rijs, and Ms. Delman each has since corrected his or her omission by making the necessary filing.